UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 5, 2026

PROFUSA, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-41177	86-3437271
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

626 Bancroft Way, Suite A

Berkeley, CA 94710

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (925) 997-6925

Not Applicable

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-14(c)).

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $.0001 per share	PFSA	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03. Material Modifications of Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 herein is incorporated by reference into this Item 3.03.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At the Profusa, Inc. (the “Company”) special meeting of stockholders completed on January 27, 2026, the stockholders of the Company approved an amendment to the Company’s amended and restated certificate of incorporation (the “Amendment”) to effect the reverse stock split at a ratio in the range of 1-for-30 to 1-for-200, with such ratio to be determined in the discretion of the Company’s board of directors and with such reverse stock split to be effected at such time and date, if at all, as determined by the Company’s board of directors, or any of its delegated authorized persons, prior to the two-year anniversary of the special meeting.

Pursuant to such authority granted by the Company’s stockholders, the Company’s board of directors authorized the Company’s Chief Executive Officer to determine the final text of the Amendment, including the reverse stock split ratio, and such other changes as may be required to effectuate the reverse stock split. Accordingly, the Company’s Chief Executive Officer approved a one-for-seventy-five (1:75) reverse stock split (the “Reverse Stock Split”) of the Company’s common stock and the filing of the Amendment to effectuate the Reverse Stock Split. The Amendment was filed with the Secretary of State of the State of Delaware and the Reverse Stock Split will become effective in accordance with the terms of the Amendment at 12:01 a.m. Eastern Time on February 9, 2026 (the “Effective Time”), and the Company’s common stock will open for trading on The Nasdaq Capital Market on February 9, 2026 on a post-split basis, under the existing ticker symbol “PFSA” but with a new CUSIP number 74319X 207. The Amendment provides that, at the Effective Time, every seventy-five (75) shares of the Company’s issued and outstanding common stock will automatically be combined into one issued and outstanding share of common stock, without any change in par value per share, which will remain $0.0001.

As a result of the Reverse Stock Split, the number of shares of common stock outstanding will be reduced from approximately 92.4 million shares to approximately 1.2 million shares, and the number of authorized shares of common stock will remain at 601 million shares. As a result of the Reverse Stock Split, except as set forth below, proportionate adjustments will be made to the per share exercise price and/or the number of shares issuable upon the exercise or vesting of all outstanding stock options, restricted stock unit awards, performance stock unit awards, and warrants, which will result in a proportional decrease in the number of shares of the Company’s common stock reserved for issuance upon exercise or vesting of such stock options, restricted stock unit awards, performance stock unit awards, and warrants, and, in the case of stock options and warrants, a proportional increase in the exercise price of all such stock options and warrants. In addition, the number of shares reserved for issuance under the Company’s equity incentive plan immediately prior to the Effective Time will be reduced proportionately.

No fractional shares will be issued as a result of the Reverse Stock Split, and instead, the Company will pay cash (without interest or deduction) equal to the fraction of one share to which each stockholder of record would otherwise be entitled, multiplied by the closing price of its common stock on Nasdaq on the date of effectiveness of the Reverse Stock Split. The share amounts set forth in the above paragraph do not take into account any shares which may be paid for in connection with the foregoing treatment of fractional shares.

The summary of the Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Amendment, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 8.01 Other Events

On February 5, 2026, the Company issued a press release to announce that it filed a certificate of amendment to its certificate of incorporation with the Secretary of State of the State of Delaware to effect a one-for-seventy-five (1:75) reverse stock split of its common stock. A copy of the press release is attached to this report as Exhibit 99.1 and is incorporated by reference herein.

The tables below sets forth the impact of the Reverse Stock Split on the Company’s net loss per common share - basic and diluted and weighted average common shares outstanding - basic and diluted, for the years ended December 31, 2024 and 2023, the three months ended March 31, 2025 and 2024, the three and six months ended June 30, 2025 and 2024, and the three and nine months ended September 30, 2025 and 2024.

	Dollars in thousands except share and per share data

	Pre-split(1)		Post-split
	Year ended December 31,		Year ended December 31,
	2024	2023	2024	2023
Net loss	$(9,230)	$(10,281)	$(9,230)	$(10,281)
Net loss per common share - basic and diluted	$(4.76)	$(5.31)	$(357.13)	$(398.07)
Weighted average common shares outstanding - basic and diluted	1,938,392	1,937,039	25,845	25,827

	Pre-split(2)		Post-split
	Three months ended March 31,		Three months ended March 31,
	2025	2024	2025	2024
Net loss	$(2,716)	$(2,410)	$(2,716)	$(2,410)
Net loss per common share - basic and diluted	$(1.40)	$(1.24)	$(105.09)	$(93.25)
Weighted average common shares outstanding - basic and diluted	1,938,392	1,938,392	25,845	25,845

	Pre-split(3)		Post-split
	Three months ended June 30,		Three months ended June 30,
	2025	2024	2025	2024
Net loss	$(2,348)	$(2,071)	$(2,348)	$(2,071)
Net loss per common share - basic and diluted	$(1.21)	$(1.07)	$(90.85)	$(80.13)
Weighted average common shares outstanding - basic and diluted	1,938,392	1,938,392	25,845	25,845

	Pre-split(3)		Post-split
	Six months ended June 30,		Six months ended June 30,
	2025	2024	2025	2024
Net loss	$(5,064)	$(4,481)	$(5,064)	$(4,481)
Net loss per common share - basic and diluted	$(2.61)	$(2.31)	$(195.94)	$(173.38)
Weighted average common shares outstanding - basic and diluted	1,938,392	1,938,392	25,845	25,845

	Pre-split(4)		Post-split
	Three months ended September 30,		Three months ended September 30,
	2025	2024	2025	2024
Net loss	$(22,192)	$(2,497)	$(22,192)	$(2,497)
Net loss per common share - basic and diluted	$(0.70)	$(1.29)	$(52.45)	$(96.61)
Weighted average common shares outstanding - basic and diluted	31,731,118	1,938,392	423,081	25,845

	Pre-split(4)		Post-split
	Nine months ended September 30,		Nine months ended September 30,
	2025	2024	2025	2024
Net loss	$(27,256)	$(6,978)	$(27,256)	$(6,978)
Net loss per common share - basic and diluted	$(2.29)	$(3.60)	$(171.70)	$(269.99)
Weighted average common shares outstanding - basic and diluted	11,905,811	1,938,392	158,744	25,845

(1)	The pre-split amounts represent amounts from the Company’s Annual report on Form 10-K, Note 2 for the year ended December 31, 2024.

(2)	The pre-split amounts represent amounts from the Company’s Quarterly report on Form 10-Q, Note 2 at March 31, 2025.

(3)	The pre-split amounts represent amounts from the Company’s Quarterly report on Form 10-Q, Note 2 at June 30, 2025.

(4)	The pre-split amounts represent amounts from the Company’s Quarterly report on Form 10-Q, Note 2 at September 30, 2025.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of Profusa, Inc., filed with the Secretary of State of the State of Delaware.
99.1	Press Release dated February 5, 2026
104	Cover page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

February 5, 2026	Profusa, Inc.

	By:	/s/ Ben Hwang
	Name:	Ben Hwang
	Title:	Chief Executive Officer

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